UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date earliest event reported) January 28, 2022

Commission File Number	Registrant, State of Incorporation or Organization, Address of Principal Executive Offices, Telephone Number, and IRS Employer Identification No.	Commission File Number	Registrant, State of Incorporation or Organization, Address of Principal Executive Offices, Telephone Number, and IRS Employer Identification No.

1-34360	ENTERGY TEXAS, INC.	333-161911-01	ENTERGY TEXAS RESTORATION FUNDING, L.L.C.
	(a Texas limited liability company) 2107 Research Forest Drive The Woodlands, Texas 77380 Telephone (409) 9812000		(a Delaware limited liability company) 919 Congress Avenue, Suite 840-C Austin, Texas 78701 Telephone (512) 487-3982
	71-0005900		27-0727900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On January 28, 2022, Moody’s Investors Service issued a ratings action in which it upgraded (i) the issuer credit rating of Entergy Texas, Inc. (“ETI”) to Baa2 from Baa3, (ii) the Preferred Stock rating of ETI to Ba1 from Ba2, (iii) the Senior Secured First Mortgage Bonds rating of ETI to A3 from Baa1, and (iv) the Senior Secured Shelf rating of ETI to (P)A3 from (P)Baa1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERGY TEXAS, INC

By: /s/ Steven C. McNeal
Name: Steven C. McNeal
Title: Vice President and Treasurer

Date: February 3, 2022

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERGY TEXAS RESTORATION FUNDING, LLC

By /s/ Steven C. McNeal
Name: Steven C. McNeal
Title: Vice President and Treasurer

Date: February 3, 2022